UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

MULTIMEDIA PLATFORMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33933	88-0319470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 East Commercial Blvd, Suite PH-D

Fort Lauderdale, FL 33308

(Address of principal executive offices)

(954) 440-4678

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

Effective July 29, 2016, Multimedia Platforms, Inc. (the "Company") entered into a Master Credit Facility Agreement (the "Credit Agreement") by and among the Company, Columbia Funmap, Inc., a New Jersey corporation and wholly owned subsidiary of the Company ("Columbia Funmap"), New Frontiers Media Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (together with Columbia Funmap, the "Subsidiaries," and the Subsidiaries, together with the Company, the "Borrowers") and White Winston Select Asset Funds, LLC, a Delaware limited liability company, as lender ("WW"). Pursuant to the Credit Agreement, WW agreed to loan the Borrowers the original principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) for the Company to use as working capital (the "Loan"). An initial amount of $1,116,934.40 was funded by WW at the closing of the Credit Agreement. Any increase in the amount extended to the Borrowers shall be at the discretion of WW.

The amounts borrowed pursuant to the Credit Agreement are evidenced by a Secured Promissory Note (the "Secured Note") and the repayment of the Secured Note is secured by a first position security interest in substantially all of the Borrower's assets in favor of WW, as evidenced by a Security Agreement by and between the Borrowers and WW (the "Security Agreement"). The Secured Note is in the original principal amount of $1,750,000, is due and payable, along with interest thereon, on June 29, 2017 (the "Maturity Date"), and bears interest at the rate of 10% per annum. Provided no Event of Default (as defined in the Credit Agreement) has occurred, until the first (1st) anniversary of the Loan transactions, all non-default interest accruing on the outstanding principal of up to $932,383.10 shall be added to the principal outstanding on the Secured Note at the end of each monthly payment period. Upon the occurrence of an Event of Default the interest rate shall increase 700 basis points, which increase shall take effect without the need for WW to notify the Borrower.

As additional security, the Company pledged its ownership interests in the Subsidiaries, pursuant to a Securities Pledge Agreement (the "Pledge Agreement") and Escrow Agreement entered into as of July 29, 2016.

As partial consideration for WW entering into and structuring the Credit Agreement, the Company issued to WW (i) a common stock purchase warrant to purchase up to 2,500,000 shares of the Company's common stock with an exercise price of $0.01 per share (the "Fixed Common Stock Purchase Warrant"), (ii) a common stock purchase warrant to purchase up to 2,500,000 shares of the Company's common stock with an exercise price of $0.03 per share ( the "Pro-Rata Common Stock Purchase Warrant"), and (iii) a common stock purchase warrant to purchase shares of the Company's common stock in such amount and at such price as is determined by the formulas set forth therein (the "Adjustable Common Stock Purchase Warrant").

Additionally, the Company shall pay to WW the following fees in connection with the Credit Agreement (i) a non-utilization fee commencing on the first anniversary of the date of the Secured Note accruing at the rate of one percent (1%) per annum on the average daily unborrowed portion of the Secured Note payable quarterly in arrears and (ii) a consulting fee for services provided to the Company not to exceed $5,000 per month unless an Event of Default has occurred or WW agrees to undertake specific tasks associated with the operations of the Company.

Pursuant to the Credit Agreement, an Event of Default includes, but is not limited to, the occurrence of any of the following: (i) the Borrower defaulting in making any payment when the payment shall become due under the Secured Note or any of the other Loan Documents (as defined in the Credit Agreement); (ii) the Borrower failing to comply with any term, covenant or agreement of the Credit Agreement or any other Loan Documents in accordance with the terms therein, which such failure continues for twenty (20) days from the earlier of: (a) notice to WW or (b) the date on which the Borrower first became aware of non-compliance; and (iii) the commencement of proceedings under any bankruptcy or insolvency law by or against the Borrower or any other person primarily or secondarily liable under the Secured Note, or in respect thereof, including any person or entity who has pledged or granted to WW a security interest or other lien in property on behalf of the Borrower, or an inability of such person to pay its obligations when due.

The above descriptions of the Fixed Common Stock Purchase Warrant, Pro-Rata Common Stock Purchase Warrant, Adjustable Common Stock Purchase Warrant, Credit Agreement, Secured Note, Security Agreement and Pledge Agreement do not purport to be complete and are qualified in their entirety by the full text of the documents themselves, filed herewith, as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, 10.3, and 10.4, respectively.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 above is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Item 1.01 above is hereby incorporated by reference.

The securities issued pursuant to the Credit Agreement were not registered under the Securities Act of 1933, as amended (the "Securities Act"). The issuance of these securities qualified for exemption under Section 4(a)(2) of the Securities Act since it did not involve a public offering. The offering was not a "public offering" as defined in Section 4(a)(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, WW had the necessary investment intent, as required by Section 4(a)(2) of the Securities Act, as WW agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1*	Fixed Price Common Stock Purchase Warrant issue by Multimedia Platforms, Inc. in favor of White Winston Select Asset Funds, LLC
4.2*	Pro-Rata Common Stock Purchase Warrant issue by Multimedia Platforms, Inc. in favor of White Winston Select Asset Funds, LLC
4.3*	Adjustable Common Stock Purchase Warrant issue by Multimedia Platforms, Inc. in favor of White Winston Select Asset Funds, LLC
10.1*	Master Credit Facility Agreement by and among Multimedia Platforms, Inc., Columbia Funmap, Inc., New Frontiers Media Holdings, LLC, and White Winston Select Asset Funds, LLC
10.2*	Secured Promissory Note issued by Multimedia Platforms, Inc., Columbia Funmap, Inc., and New Frontiers Media Holdings, LLC, in favor of White Winston Select Asset Funds, LLC
10.3*	Security Agreement by and among Multimedia Platforms, Inc., Columbia Funmap, Inc., New Frontiers Media Holdings, LLC, and White Winston Select Asset Funds, LLC
10.4*	Securities Pledge Agreement by and between Multimedia Platforms, Inc., Columbia Funmap, Inc., New Frontiers Media Holdings, LLC, and White Winston Select Asset Funds, LLC

________

* filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MULTIMEDIA PLATFORMS, INC.

Date: August 9, 2016	By:	/s/ Robert Weiss
Robert Weiss
Chief Executive Officer

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